UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 20, 2005 (October 20, 2005)
ARGO-TECH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-38223	31-1521125

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
23555 Euclid Avenue
Cleveland, Ohio 44117-1795

(Address of Principal Executive Offices Including Zip Code)
(216) 692-6000

(Registrants’ Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01. Regulation FD Disclosure.
          On October 20, 2005, Argo-Tech Corporation issued a press release announcing the extension of the expiration date of the consent solicitation from the holders of its 9 1/4% Senior Notes due 2011 from 5:00 p.m., New York City time, on October 19, 2005 to 5:00 p.m., New York City time, on October 26, 2005. The complete press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
     Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated October 20, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO-TECH CORPORATION

/s/ Paul R. Keen

By:	Paul R. Keen, Executive Vice President, General Counsel and Secretary
Date: October 20, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated October 20, 2005